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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 23, 2005

                           Health Fitness Corporation
             (Exact name of Registrant as Specified in its Charter)

                                    Minnesota
                 (State or Other Jurisdiction of Incorporation)

        0-25064                                        41-1580506
(Commission File Number)                             (IRS Employer
                                                   Identification No.)

                     3600 American Boulevard West, Suite 560
                          Minneapolis, Minnesota 55431
              (Address of Principal Executive Offices and Zip Code)

                                 (952) 831-6830
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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The Registrant hereby amends Item 9 of its Current Report on Form 8-K dated
December 23, 2005 as set forth below:

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

      (a)   Financial Statements of Business Acquired:

            (i) Audited financial statements of HealthCalc.Net, Inc. as of December 31, 2004 and 2003, and for the year ended December 31, 2004, are set forth in Exhibit 99.2, which is incorporated into this
            Item 9.01 by reference:

            Report of Independent Registered Public Accounting
            Firm........................................................... F-1

            Balance Sheets as of December 31, 2004 and 2003................ F-2

            Statement of Operations for the year ended December 31, 2004... F-3

            Statement of Stockholders' Equity (Deficit) for the year ended
            December 31, 2004.............................................. F-4

            Statement of Cash Flows for the year ended December
            31, 2004....................................................... F-5

            Notes to Financial Statements.................................. F-6

            (ii) Unaudited financial statements of HealthCalc.Net, Inc. as of September 30, 2005 and for the nine months ended September 30, 2005 and September 30, 2004 are set forth in Exhibit 99.3, which is incorporated into this Item 9.01 by reference:

            Balance Sheets as of September 30, 2005 and December
            31, 2004....................................................... F-1

            Statements of Operations for nine months ended September
            30, 2005 and September 30, 2004................................ F-2

            Statements of Cash Flows for nine months ended September
            30, 2005 and September 30, 2004................................ F-3

            Notes to Financial Statements.................................. F-4

      (b) Pro forma financial information. Unaudited pro forma combined financial statements as of September 30, 2005 and for the nine month period ended September 30, 2005 and year ended December 31, 2004 are set forth in Exhibit 99.4, which is incorporated into this Item 9.01 by reference:

            Introduction to Unaudited Pro Forma Combined Financial
            Statements..................................................... F-1

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            Unaudited Pro Forma Combined Balance Sheet as of September 30,
            2005........................................................... F-2

            Unaudited Pro Forma Combined Statement of Operations for the
            nine months ended September 30, 2005........................... F-3

            Unaudited Pro Forma Combined Statement of Operations for the
            year ended December 31, 2004................................... F-4

            Notes to Unaudited Pro Forma Combined Financial Statements..... F-5

      (d)   Exhibits:

            See Exhibit Index on page following Signatures.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

      Date: March 2, 2006

                                                HEALTH FITNESS CORPORATION

                                                By  /s/ Wesley Winnekins
                                                  ----------------------------
                                                    Chief Financial Officer

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                                  EXHIBIT INDEX

                           Health Fitness Corporation
                             Form 8-K Current Report

Exhibit Number      Description

      10.1*         Stock Purchase Agreement, dated December 23, 2005

      10.2*         Escrow Agreement, dated December 23, 2005

      10.3*         Shareholder Agreement, dated December 23, 2005

      23.1          Consent of Weaver and Tidwell, L.L.P.

      99.1*         Press release, dated December 27, 2005

      99.2 Audited financial statements of HealthCalc.Net, Inc. as of December 31, 2004 and 2003, and for the year ended December 31, 2004.

      99.3          Unaudited financial statements of HealthCalc.Net, Inc.
                    as of September 30, 2005 and for the nine months ended September 30, 2005 and September 30, 2004

      99.4 Unaudited pro forma combined financial statements as of and for the nine month period ended September 30, 2005, and for the year ended December 31, 2004

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*     Previously filed.